EXHIBIT (a)(4)


                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                           CERTIFICATE OF DESIGNATION
                                       OF
                       SERIES A, CLASS TWO COMMON SHARES,
                       SERIES B, CLASS TWO COMMON SHARES,
                       SERIES C, CLASS TWO COMMON SHARES,
                       SERIES D, CLASS TWO COMMON SHARES,
                                       AND
                        SERIES E, CLASS TWO COMMON SHARES
                         PURSUANT TO MINNESOTA STATUTES,
                            SECTION 302A.401, SUBD. 3


         The undersigned, being the duly elected Secretary of First American Insurance Portfolios, Inc., a Minnesota corporation (the "Fund"), hereby certifies that the following is a true, complete and correct copy of resolutions duly adopted by a majority of the directors of the Board of Directors of the
Fund:

                           APPROVAL OF DESIGNATION OF
                        SERIES A, CLASS TWO COMMON SHARES

         WHEREAS, Section 4.1(a) of the Amended and Restated Articles of Incorporation of the Fund provides for the designation of 100,000,000,000 of the Fund's shares as "Series A Common Shares" and for the designation, within such series, of 20,000,000,000 of such shares as "Series A, Class One Common Shares", and provides further that the balance of 80,000,000,000 of such Series A Common Shares may be issued in one or more additional classes with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such class as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority thereby vested in the Board of Directors.

         WHEREAS, pursuant to said authority, the Board of Directors of the Fund wishes to designate a new class of Series A Common Shares to be known as Series A, Class Two Common Shares.

         NOW, THEREFORE, BE IT RESOLVED, that 10,000,000,000 previously undesignated Series A Common Shares may be issued in the class hereby designated as "Series A, Class Two Common Shares."

         RESOLVED, FURTHER, that the Series A, Class Two Common Shares designated by these resolutions shall have the relative rights and preferences set forth in Section 4.3 of the Amended and Restated Articles of Incorporation of the Fund. As provided in Article IV of such Amended and Restated Articles of Incorporation, the Series A, Class Two Common Shares designated by these resolutions may be subject to such charges and expenses (including by way


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of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Fund in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ among classes and from those applicable to another class within such series, and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the shares of such class.

         RESOLVED, FURTHER, that unless and until the Board of Directors selects a different name for the class of shares designated by these resolutions, it shall be known by the following name:

         Series A, Class Two:          Large Cap Growth Portfolio, Class IB


                           APPROVAL OF DESIGNATION OF
                        SERIES B, CLASS TWO COMMON SHARES

         WHEREAS, Section 4.1(b) of the Amended and Restated Articles of Incorporation of the Fund provides for the designation of 100,000,000,000 of the Fund's shares as "Series B Common Shares" and for the designation, within such series, of 20,000,000,000 of such shares as "Series B, Class One Common Shares", and provides further that the balance of 80,000,000,000 of such Series B Common Shares may be issued in one or more additional classes with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such class as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority thereby vested in the Board of Directors.

         WHEREAS, pursuant to said authority, the Board of Directors of the Fund wishes to designate a new class of Series B Common Shares to be known as Series B, Class Two Common Shares.

         NOW, THEREFORE, BE IT RESOLVED, that 10,000,000,000 previously undesignated Series B Common Shares may be issued in the class hereby designated as "Series B, Class Two Common Shares."

         RESOLVED, FURTHER, that the Series B, Class Two Common Shares designated by these resolutions shall have the relative rights and preferences set forth in Section 4.3 of the Amended and Restated Articles of Incorporation of the Fund. As provided in Article IV of such Amended and Restated Articles of Incorporation, the Series B, Class Two Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be


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


permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Fund in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ among classes and from those applicable to another class within such series, and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the shares of such class.

         RESOLVED, FURTHER, that unless and until the Board of Directors selects a different name for the class of shares designated by these resolutions, it shall be known by the following name:

           Series B, Class Two:          Mid Cap Growth Portfolio, Class IB


                           APPROVAL OF DESIGNATION OF
                        SERIES C, CLASS TWO COMMON SHARES

         WHEREAS, Section 4.1(c) of the Amended and Restated Articles of Incorporation of the Fund provides for the designation of 100,000,000,000 of the Fund's shares as "Series C Common Shares" and for the designation, within such series, of 20,000,000,000 of such shares as "Series C, Class One Common Shares", and provides further that the balance of 80,000,000,000 of such Series C Common Shares may be issued in one or more additional classes with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such class as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority thereby vested in the Board of Directors.

         WHEREAS, pursuant to said authority, the Board of Directors of the Fund wishes to designate a new class of Series C Common Shares to be known as Series C, Class Two Common Shares.

         NOW, THEREFORE, BE IT RESOLVED, that 10,000,000,000 previously undesignated Series C Common Shares may be issued in the class hereby designated as "Series C, Class Two Common Shares."

         RESOLVED, FURTHER, that the Series C, Class Two Common Shares designated by these resolutions shall have the relative rights and preferences set forth in Section 4.3 of the Amended and Restated Articles of Incorporation of the Fund. As provided in Article IV of such Amended and Restated Articles of Incorporation, the Series C, Class Two Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and rules of


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


the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Fund in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ among classes and from those applicable to another class within such series, and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the shares of such class.

         RESOLVED, FURTHER, that unless and until the Board of Directors selects a different name for the class of shares designated by these resolutions, it shall be known by the following name:

            Series C, Class Two:          International Portfolio, Class IB


                           APPROVAL OF DESIGNATION OF
                        SERIES D, CLASS TWO COMMON SHARES

         WHEREAS, Section 4.1(d) of the Amended and Restated Articles of Incorporation of the Fund provides for the designation of 100,000,000,000 of the Fund's shares as "Series D Common Shares" and for the designation, within such series, of 20,000,000,000 of such shares as "Series D, Class One Common Shares", and provides further that the balance of 80,000,000,000 of such Series D Common Shares may be issued in one or more additional classes with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such class as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority thereby vested in the Board of Directors.

         WHEREAS, pursuant to said authority, the Board of Directors of the Fund wishes to designate a new class of Series D Common Shares to be known as Series D, Class Two Common Shares.

         NOW, THEREFORE, BE IT RESOLVED, that 10,000,000,000 previously undesignated Series D Common Shares may be issued in the class hereby designated as "Series D, Class Two Common Shares."

         RESOLVED, FURTHER, that the Series D, Class Two Common Shares designated by these resolutions shall have the relative rights and preferences set forth in Section 4.3 of the Amended and Restated Articles of Incorporation of the Fund. As provided in Article IV of such Amended and Restated Articles of Incorporation, the Series D, Class Two Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans,


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


administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Fund in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ among classes and from those applicable to another class within such series, and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the shares of such class.

         RESOLVED, FURTHER, that unless and until the Board of Directors selects a different name for the class of shares designated by these resolutions, it shall be known by the following name:

               Series D, Class Two:          Technology Portfolio, Class IB


                           APPROVAL OF DESIGNATION OF
                        SERIES E, CLASS TWO COMMON SHARES

         WHEREAS, Article IV of the Amended and Restated Articles of Incorporation of the Fund provides that previously undesignated shares of the Fund may be issued in such series, and such classes within such series, with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such series and classes of common shares as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority vested by said
Article in the Board of Directors.

         WHEREAS, pursuant to said authority, the Board of Directors previously has designated 100,000,000,000 of the Fund's shares as "Series E Common Shares" and has designated, within such series, 20,000,000,000 of such shares as "Series E, Class One Common Shares."

         WHEREAS, pursuant to said authority, the Board of Directors of the Fund wishes to designate a new class of Series E Common Shares to be known as Series E, Class Two Common Shares.

         NOW, THEREFORE, BE IT RESOLVED, that 10,000,000,000 previously undesignated Series E Common Shares may be issued in the class hereby designated as "Series E, Class Two Common Shares."

         RESOLVED, FURTHER, that the Series E, Class Two Common Shares designated by these resolutions shall have the relative rights and preferences set forth in Section 4.3 of the Amended and Restated Articles of Incorporation of the Fund. As provided in Article IV of such Amended and Restated Articles of Incorporation, the Series E, Class Two Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Fund in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ among classes and from those applicable to another class within such series, and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the shares of such class.

         RESOLVED, FURTHER, that unless and until the Board of Directors selects a different name for the class of shares designated by these resolutions, it shall be known by the following name:

         Series E, Class Two:          Small Cap Growth Portfolio, Class IB


         IN WITNESS WHEREOF, the undersigned has signed this Certificate of Designation this _____ day of _________________________, 2001.

                                                       _________________________
                                                       James L. Chosy, Secretary











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